Exhibit 10.2

THIRD AMENDMENT dated as of January 31, 2013, to the Amended and Restated Credit Agreement dated as of January 27, 2012 (as amended through the date hereof, the “Credit Agreement”), among J. C. PENNEY COMPANY, INC., J. C. PENNEY CORPORATION, INC., J. C. PENNEY PURCHASING CORPORATION, the financial institutions named therein as lenders, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Agent.

Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement, as amended hereby.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend and have extended credit to the Parent Borrower, Holdings and Purchasing, in each case pursuant to the terms and subject to the conditions set forth therein.

WHEREAS, the Parent Borrower, in accordance with Section 2.22 of the Credit Agreement, desires to increase the Commitments under the Credit Agreement in an aggregate amount not to exceed $250,000,000 (the “Commitment Increase”) by obtaining from the Augmenting Lenders party hereto increases of existing Commitments.

WHEREAS, each of the undersigned Augmenting Lenders are willing to provide such Commitments in the amount set forth opposite its name on Schedule A hereto pursuant to the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Commitment Increase.  a)Each of the undersigned Augmenting Lenders agrees that, on and as of the Amendment Effective Date (as defined below), the Commitment of such Augmenting Lender under the Credit Agreement shall increase by the amount set forth opposite its name on Schedule A hereto (such amount, the “Increased Amount”).

(b)  The undersigned Augmenting Lenders agree to assign, pro rata (in accordance with their share of the Commitment Increase), to any Lender (other than any other Augmenting Lender) a portion of their respective Increased Amount up to an amount equal to such Lender’s Applicable Percentage of the Commitment Increase, provided that such Lender shall have provided a written notice to the Administrative Agent of its request to participate in the Commitment Increase within three Business Days following the Amendment Effective Date.

SECTION 2.  Representations and Warranties.  The Parent Borrower, on behalf of itself and each of Holdings and Purchasing, hereby represents and warrants to the Administrative Agent and to each of the Lenders (including the Augmenting Lenders) that:

(a)  This Amendment has been duly authorized by each of the Parent Borrower, Holdings and Purchasing and has been duly executed and delivered by the Parent Borrower and constitutes a legal, valid and binding obligation of the Parent Borrower, Holdings and Purchasing, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  After giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Loan Documents is true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date.

(c)  At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 3.  Conditions to Effectiveness.  This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)  The Administrative Agent shall have received a notice from the Parent Borrower for delivery to the Lenders specifying the aggregate amount of the increase in Commitments to be effected hereby and the date the Parent Borrower proposes such increase to become effective.

(b)  The Administrative Agent (or its counsel) shall have received from the Parent Borrower and each Augmenting Lender party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(c)  The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Issuing Banks and the Lenders and dated the Amendment Effective Date) of each of Skadden, Arps, Slate, Meagher & Flom LLP, special New York counsel for the Loan Parties, and Janet Dhillon, General Counsel of Holdings, covering such matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request.

(d)  The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Parent Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of

Section 4.02 of the Credit Agreement (in each case as though a Borrowing were being made on such date, with all references in such Section to a Borrowing being deemed to be references to the increase in Commitments effected hereby) as of the Amendment Effective Date.

The Administrative Agent shall notify the Parent Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4.  Credit Agreement.  Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.  After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended or modified hereby.  This Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.  Counterparts.  This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.  Expenses.  The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cravath, Swaine & Moore, LLP, counsel for the Administrative Agent.

SECTION 8.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

J. C. PENNEY CORPORATION, INC.,
by:
/s/ Michael Porter
Name:	Michael Porter
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Lender and as Administrative Agent,
by:
/s/ Sarah L. Freedman
Name:	Sarah L. Freedman
Title:	Executive Director

[Signature Page to Third Amendment to J. C. Penney Company, Inc. Credit Agreement]

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender:  Barclays Bank PLC

by:
/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender:  Wells Fargo Bank, National Association

by:
/s/ Danielle Baldinelli
Name:	Danielle Baldinelli
Title:	Director

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO THE THIRD AMENDMENT TO THE J. C. PENNEY COMPANY, INC. CREDIT AGREEMENT.

Name of Lender: BANK OF AMERICA, N.A.

by:
/s/ Christine Hutchinson
Name:	Christine Hutchinson
Title:	Director

For any Lender requiring a second signature block:

by

Name:
Title:

Schedule A

Commitments

INSTITUTION	COMMITMENT
JPMorgan Chase Bank, N.A.	$62,500,000
Bank of America, N.A.	$62,500,000
Barclays Bank PLC	$62,500,000
Wells Fargo Bank, National Association	$62,500,000
Total	$250,000,000